SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549




	FORM 8-K

	CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15(D) OF THE
	SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)		July 29, 1998 (July 1, 1998)


                  	Alliance Bancorp of New England, Inc.
              	(Exact Name of Registrant as Specified in Charter)



	Delaware                     				001-13405                     			06-1495617
(State of Other Jurisdiction		 (Commission File		                IRS Employer
of Incorporation)	                		Number)		               	Identification No.


         		348 Hartford Turnpike, Vernon, CT					                 06066
	(Address of Principal Executive Offices)	                     (Zip Code)



Registrant's telephone number, including area code 	   (860) 875-2500



                                    	Not Applicable
          	(Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

	On July 1, 1998, the Alliance Bancorp of New England, Inc. ("Alliance") announced the repurchase of a block of its outstanding common stock from an institutional holder in a privately negotiated transaction. A copy of the press release announcing the stock repurchase is attached hereto as Exhibit
99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired
	Not applicable

(b)	Pro Forma Financial Information
	Not applicable

(c)	Exhibits

	(99)	Press release dated July 1, 1998



	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                     		ALLIANCE BANCORP OF
                                  		     NEW ENGLAND, INC.
                                     		Registrant



Date:  July 29, 199		                 	By:	__________/s/_______________
                                     							David H. Gonci
                                     							Vice President/Chief Financial
                                                     Officer